EXHIBIT 10.2

                             Subscription Agreement

Winmark,Inc.
607 E Street, SE
Washington, D.C. 20003

Attn:  Mark Winstein, President

         Re:  Prospectus, dated May 10, 2004

Dear Mr. Winstein

     The undersigned investor ("Investor") in this Subscription Agreement ("Agreement") hereby acknowledges receipt of the prospectus ("Prospectus"), dated May 10, 2004 of Winmark, Inc. ("Winmark"), a Nevada corporation, and subscribes for the following number of units upon the terms and conditions set forth in the Prospectus. The Investor agrees that this Agreement is subject to acceptance by Winmark, to availability and to certain other conditions.

     The Investor hereby subscribes for _______ shares of Winmark's common stock at $0.10 per share, for an aggregate purchase price of $____________. Enclosed is the Investor's check made payable to Manufacturers and Traders Trust Company/Winmark, Inc. Escrow Account" and has been forwarded to the escrow account in the self-addressed stamped envelope that has been provided for convenience. The Investor may also elect to submit his subscription funds to the escrow account VIA wire transfer as provided in this Agreement.


                                                ACCEPTED AND AGREED:

                                                -------------------------------
                                                Signature of Investor

      WIRING INSTRUCTIONS:                      ------------------------------
                                                Print Full Name
ABA #022000046
M&T Bank Buffalo NY                             -------------------------------
A/C 6239397070                                  Street Address
f/f/c Trust account # 1004375                   --------------------------------
Account Name:  Winmark, Inc                     City, State, Zip
Attn:  Joan Stapley                             --------------------------------
                                                Area Code and Telephone Number

                                                --------------------------------
                                                ACCEPTED AND AGREED:

                                                WINMARK, INC.


                                                By: ____________________________
                                                       Mark Winstein, President